UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2023

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 14, 2023 (the “Prior Report”), on August 10, 2023, Forward Air Corporation, a Tennessee corporation (“Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Omni Newco LLC, a Delaware limited liability company (“Omni”), Clue Opco LLC, a Delaware limited liability company (“Opco”), and certain other parties. The Merger Agreement provides that Parent, through a series of transactions involving Parent’s direct and indirect subsidiaries (collectively with the other transactions contemplated by the Merger Agreement and the other Transaction Agreements referred to therein, the “Transactions”), will acquire Omni.

Pursuant to the Merger Agreement, at the closing of the Transactions (the “Closing”), Parent will, among other things, enter into an investor rights agreement (the “Investor Rights Agreement”) with certain existing direct and indirect equity holders of Omni (the “IRA Holder Parties”), pursuant to which such IRA Holder Parties will have customary registration rights, including certain demand and piggyback registration rights, and will be subject to a lock-up preventing transfers of Parent’s equity securities, subject to certain exceptions, for up to one year following the Closing. The foregoing description of the Merger Agreement, the Investor Rights Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement and the form of the Investor Rights Agreement, which were filed as Exhibit 2.1 and Exhibit 99.4, respectively, to the Prior Report, and are incorporated herein by reference.

Item 1.01.  Entry Into A Material Definitive Agreement.

On August 28, 2023, Parent agreed to amend the form of the Investor Rights Agreement with regard to the lock-up restrictions contained therein to exclude equity securities of Parent acquired by IRA Holder Parties prior to the consummation of the Transactions. This change has been made because certain IRA Holder Parties and their affiliates have indicated an interest in purchasing shares of Parent’s common stock in the market prior to the consummation of the Transactions and were limited in their ability to do so by the application of the lock-up restrictions to such shares prior to this amendment to the form of the Investor Rights Agreement. The other terms and conditions of the shareholder arrangements described in the Prior Report, including standstill restrictions applicable to certain IRA Holder Parties, are unchanged. In light of trading in shares of Parent’s common stock since the announcement of the Transactions on August 10, 2023, Parent believes that this amendment is in the best interests of all shareholders of Parent.

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements may reflect Parent’s expectations, beliefs, hopes, intentions or strategies regarding, among other things, the Transactions between Parent and Omni, the expected timetable for completing the Transaction, the benefits and synergies of the Transactions and future opportunities for the combined company, as well as other statements that are other than historical fact, including, without limitation, statements concerning future financial performance, future debt and financing levels, investment objectives, implications of litigation and regulatory investigations and other management plans for future operations and performance. Words such as “anticipate(s)”, “expect(s)”, “intend(s)”, “plan(s)”, “target(s)”, “project(s)”, “believe(s)”, “will”, “aim”, “would”, “seek(s)”, “estimate(s)” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on management’s current expectations, projections, estimates, assumptions and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements. Parent can give no assurance that its expectations will be attained. Parent’s actual results, liquidity and financial condition may differ from the anticipated results, liquidity and financial condition indicated in these forward-looking statements. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause Parent’s actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, but without limitation:

•the parties’ ability to consummate the Transactions and to meet expectations regarding the timing and completion thereof;

•the satisfaction or waiver of the conditions to the completion of the Transactions, including the receipt of all required regulatory approvals or clearances in a timely manner and on terms acceptable to Parent;

•the risk that the parties may be unable to achieve the expected strategic, financial and other benefits of the Transactions, including the realization of expected synergies and the achievement of deleveraging targets, within the expected time-frames or at all;

•the risk that the committed financing necessary for the consummation of the Transactions is unavailable at the closing, and that any replacement financing may not be available on similar terms, or at all;

•the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected;

•the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the Transactions;

•the risk that, if Parent does not obtain the necessary shareholder approval for the conversion of a new series of convertible preferred stock of Parent designated as “Series C Preferred Stock” (the “Parent Series C Preferred Stock”), Parent will be required to pay an annual dividend on such outstanding Parent Series C Preferred Stock;

•the risks associated with being a holding company with the only material assets after completion of the Transactions being the interest in the combined business and, accordingly, dependency upon distributions from the combined business to pay taxes and other expenses;

•the requirement for Parent to pay certain tax benefits that it may claim in the future, and the expected materiality of these amounts;

•risks associated with organizational structure, including payment obligations under a tax receivable agreement that Parent, Opco, existing direct and certain indirect equity holders of Omni (“Omni Holders”) and certain other parties will enter into at the Closing (the “Tax Receivable Agreement”), which may be significant, and any accelerations or significant increases thereto;

•the inability to realize all or a portion of the tax benefits that are currently expected to result from the acquisition of certain corporate owners of Omni, certain pre-existing tax attributes of Omni Holders and tax attributes that may arise on the distribution of cash to Omni Holders in connection with the Transactions, as well as the future exchanges of Opco units and payments made under the Tax Receivable Agreement;

•increases in interest rates;

•changes in Parent’s credit ratings and outlook;

•risks relating to the indebtedness Parent expects to incur in connection with the Transactions and the need to generate sufficient cash flows to service and repay such debt;

•the ability to generate the significant amount of cash needed to service the indebtedness;

•the limitations and restrictions in surviving agreements governing indebtedness;

•risks associated with the need to obtain additional financing which may not be available or, if it is available, may result in a reduction in the ownership of current Parent shareholders; and

•general economic and market conditions.

These and other risks and uncertainties are more fully discussed in the risk factors identified in “Item 1A. Risk Factors” in Part I of Parent’s most recently filed Annual Report on Form 10-K, and as may be identified in Parent’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except to the extent required by law, Parent expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Parent’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: September 1, 2023	By:	/s/ Thomas Schmitt
Thomas Schmitt President and Chief Executive Officer